EXHIBIT 32.1

ALLIANCE CAPITAL MANAGEMENT L.P.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alliance Capital Management L.P. (the “Company”) on Form 10-Q for the period ending June 30, 2003 to be filed with the Securities and Exchange Commission on or about August 14, 2003 (the “Report”), I, Lewis A. Sanders, Vice Chairman of the Board of Directors and Chief Executive Officer of Alliance Capital Management Corporation, general partner of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lewis A. Sanders	Date: August 7, 2003
Lewis A. Sanders
Vice Chairman of the Board of Directors and Chief Executive Officer
Alliance Capital Management Corporation